CTS Investor Presentation October 2025

Cautionary Statement Regarding Forward-Looking Statements Readers are cautioned that the statements contained in this document regarding expectations of our performance or other matters that may affect our business, results of operations, or financial condition are, or may be deemed to be, “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included or incorporated in this document, including statements regarding our strategy, financial position, guidance, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continued,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “might,” “could,” “intend,” “shall,” “possible,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “on track,” “poised,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions (including, but not limited to, the availability of rare earth elements, minerals and metals); changes in the economy generally, including inflationary and/or recessionary conditions and increased tariffs, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions including, without limitation the integration of SyQwest; the funding of contracts by the US Government; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the impact of tariffs on China, Canada and Mexico, and other nations, the potential impact of U.S./China relations and the impact of the conflicts in Ukraine, and the Middle East may have on our business, results of operations and financial condition); the amount and timing of any share repurchases; and the effect of any cybersecurity incidents on our business. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

LTM Adj. EBITDA Margin 23% LTM Adj. Diluted EPS $2.11 9% Diversified End Market Revenue CAGR LTM Revenue $531 million Global design and manufacturing capabilities1 Technical and application expertise applied across diverse and growing end markets Notes: 1 Last 12 months Revenue as of September 2025 2 Diversified end markets, previously referred as the “non-transportation” market, includes the industrial, aerospace & defense, and medical end markets. 3 Adj. EBITDA Margin and Adj. Diluted EPS are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 4 2019-2024 including acquisitions Sales/Technical Office Manufacturing Facility Aero & Defense Medical Industrial Transportation 4 3 1 CTS is a Leading Designer and Manufacturer of Custom Engineered Solutions that Sense, Connect and Move - Enabling an Intelligent and Seamless World  1 Diversified Markets 56% Revenue1 3 2 Europe 16% North America 59% Asia 25%

CTS Positioned to Deliver 10% Organic and Inorganic Growth Deep custom engineered capability and long-standing customer relationships Megatrend tailwinds – automation, healthcare innovation and electrification Strong new product pipeline –piezo formulations, medical applications, eBrakeTM Mid-Single Digit Organic Growth Clear strategy of growth and diversification led by diversified end markets Focus on technology to augment core capabilities Strong balance sheet and cash flow to support M&A strategy Strategic M&A focused on Value Creation Regional capabilities to serve customers reducing cross-border challenges Strong leadership team leveraging operational excellence to drive profitable growth Strengthening and aligning organizational capabilities through strategic initiatives Global Footprint, Strong Execution Track Record

Automation Healthcare Innovation Industry 4.0 Factory Automation Passenger Safety Autonomous Underwater Vehicles Improved Diagnostics Minimally Invasive Procedures Therapeutics Patient Experience Secular Themes Drive Growth Across End Markets Applying deep domain expertise to solve today’s most pressing challenges Sustainability Electrification Reduced Emissions Energy Efficiency Fluid Metering

Deep Technical Expertise Provides a Sustainable Advantage

	Capabilities	Key Technologies		Applications		
Advanced Ceramics	Piezoelectric Ceramics	• Bulk • Tapecast • Single Crystal • Textured		• Ultrasonic Imaging: Traditional, IVUS and High Definition • Medical Therapeutics		
Advanced Ceramics	Acoustic Sensing	• Transducers • Hydrophones • Arrays and Electronics		• Naval Sonar Systems • AUVs/UUVs • Ordnance and Countermeasures		
Advanced Ceramics	Temperature Sensing	• NTC Thermistors		• HVAC-R • Medical Devices • Condition Monitoring		
Advanced Ceramics	Signal Processing	• RF Filters • EMI/EMC • Crystal Oscillators		• Aerospace and Defense • Communications Infrastructure		
Magnetics	Position Sensing	• Hall Effect • Inductive • Force		• Vehicle Controls • Pro Audio / Video • Medical Devices		
Magnetics	Current Sensing	• Ferromagnetics • Circuit Design • Core and busbar		• Electric Vehicles • Renewable Energy • Industrial		

6

2017 Revenues $423M Long-term target +10% CAGR Utilizing core capabilities and domain expertise in fast-growing end markets Investing in business development resources, process and technology capabilities Disciplined capital investments to support diversification strategy < 40% 15-25% 15-25% 25-35% LTM Revenues $531M 1 Growing Revenue in Diversified End Markets Notes: 1 Beginning in 2022, sales to Telecom & IT end-market are included in the Industrial end-market. Diversified market revenue is up from 35% to 56%

Addressable Market Size: $3.6B LTM Revenue:1 $135M +10% YOY Estimated Market Growth: Mid-single Digit Efficiency Material Expertise Up integration into sensors and transducers Drivers of Outperformance: INDUSTRIAL Enabling Efficiency and Automation in Industrial Markets Sustainability and Efficiency-focused Macrotrends Sustainability Stratified Air (HVAC) Productivity Micro-positioning (Automation) Actuation (Industrial Printing) Accuracy (Metering) 1 LTM through September 2025

Intravenous Ultrasound High Resolution Ultrasound Medical Therapeutics Cardiac Rhythm (Wireless Pacemaker) Highly Precise Minimally Invasive MEDICAL Unlocking Important Innovation in Medical Markets Utilizing Technology to Enhance Patient Care and Experience Addressable Market Size: $1.5B LTM Revenue:1 $77M +13% YOY Estimated Market Growth: Mid-single Digit Strong growth in ultrasound modality Superior material performance enables share gains Drivers of Outperformance: 1 LTM through September 2025

Higher Performance and Reliability in Mission Critical Harsh Environments Enhanced Performance Underwater Sonar Reliability Space Temperature Applications Vibration Monitoring Ordnance and Countermeasures AEROSPACE & DEFENSE Ensuring Performance and Reliability in Aerospace and Defense Addressable Market Size: $1.5B LTM Revenue:1 $84M +41% YOY Estimated Market Growth: Mid-single Digit Increase in Defense spending EU expansion Up-integration into sensors, transducers, sub-systems Drivers of Outperformance: 1 LTM through September 2025

Powertrain-Agnostic Light Vehicle Portfolio

TRANSPORTATION

Addressable Market Size:	$4.6B
LTM Revenue:[1]	$234M (11)% YOY
Estimated Market Growth:	Low-single Digit
Drivers of Outperformance:	• Increased Content with new powertrain agnostic products leading to expanded SAM

[1] *LTM through September 2025*

>95% of existing light vehicle portfolio is powertrain agnostic


Accelerator Modules


Chassis Height Sensor


Seat Belt Buckle Switch Sensor


Seat Track Position Sensor


Brake Position Sensor


Belt Tension Sensor

\+

New products expand future content per vehicle[1]


eBrake™
First Award Secured


New Product Line Win - Footwell Integration


New Product Win – Brake Applied Sensor


AC Motor Current Sensor Secured Awards


Drive-Pad ™
In Development

[1] Multiple patent applications pending on eBrake ™ and Drive-Pad ™ products

Long-Term Growth Opportunities with Powertrain Agnostic Products cts 11

Improved Operational Efficiency Adj. Gross Margin +693 bps1 Adj. SG&A (251) bps1 Enhanced process improvement capability, business intelligence Strengthened Balance Sheet 85% operating cashflow2 122% free cash flow3 $282 million returned to shareholders4 Solid acquisition capacity Strategic Investments For Growth Enhanced front-end selling and marketing capabilities, tools Continued R&D investments for organic growth 9 acquisitions since 2013 Strong Execution Capabilities Notes:  1 Full Year 2024 compared to full year 2012 for Adjusted Gross Margin and Adjusted SG&A. 2 Full year 2024 operating cash flow as % of Adjusted EBITDA. 3 Full year 2024 free cash flow as % of Adjusted Net Earnings. Free Cash Flow is a non-GAAP financial measure.  4 Cumulative from 2013 to Q3 2025 through dividends and share repurchases. Refer to Appendix for the reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Cash Returned to Shareholders Dividend & Repurchases 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x Operating Cash Flow 16-20% of Sales Growth Capex ~4% of Sales Acquisitions 60-80% of FCF Capital Allocation Priorities Maintain healthy Balance Sheet Disciplined organic investments Growth resources and support systems IT systems – ERP, analytics capabilities CTS Business System – Operational excellence Strategic M&A – a growth priority Return capital to shareholders Capital Allocation Framework $282 million1 in cash returned to shareholders since 2013 1 Cumulative from 2013 through Q3 2025 including dividends and share repurchases.

Strategic Approach to M&A Strengthen Customer Relationships Geographical Expansion Enhance Technology Portfolio Attractive Financials Expand End Markets Expand Product & Applications ~ 5% of Sales Growth From M&A Disciplined approach to acquisitions ROI in excess of cost of capital Maintain balance sheet strength Synergistic opportunities Accretive to earnings

FY 2025 Guidance Notes:  1 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Continuation of current market conditions Monitoring the near-term economic impact of tariffs and the geopolitical environment, focusing on agility in adapting to cost and price adjustments. Continued progress on growth in diversified end markets Tax rate expected to be in the range of 21-23% excluding discrete items Key Outlook Assumptions $2.25 $2.20 Revenue ($ Millions) Adjusted Diluted EPS 1 $535 $545

20121 LTM2 Long-Term Target Revenue $304M $531M +10% per year Adj Gross Margin %3 30.1% 38.1% 36-40% Adj SG&A Expense %3 19.4% 17.5% 13-15% R&D Expense % 6.9% 4.7% 4-6% CapEx % 4.4% 3.5% ~4% Financial Framework 1 2012 Financials from Continuing Operations. 2 LTM through September 2025. 3 Adj. Gross Margin and Adj. SG&A Expense are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Notes:

2 1 Engage and develop our talent to create a competitive advantage Establish a culture of continuous improvement throughout our extended value chain Accelerate organic and inorganic growth Growth Operational Excellence Engagement Evolution 2030 Establishes Our Long-Term Goals and Drives Our Execution Evolution 2030 will place a strong emphasis on growth

Appendix

Play to Win Responsiveness Simplicity Solution Oriented CTS Core Values

Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items. CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) restructuring-related charges; (3) environmental charges; (4) acquisition-related adjustments; (5) inventory fair value step-up costs; (6) foreign exchange (gains) losses; (7) non-cash pension expenses (income); and (8) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures. Restructuring charges – costs primarily relating to workforce reductions, building and equipment relocations, asset impairment charges and other facility closure activities in connection with our continued optimization of our organization. Restructuring-related charges – costs related to restructuring actions that do not qualify as direct restructuring charges under U.S. GAAP. These include duplicative expenses arising from plant consolidation transition activities such as excess rent, utilities, personnel-related and other costs incurred prior to the start of production at a new location.  Environmental charges – costs associated with our non-operating facilities that are unrelated to ongoing operations. Currently, none of these costs and accruals relate to sites that provide revenue generating activities for the Company.  Acquisition-related adjustments – diligence and transaction costs related to acquisitions including related contingent earnout adjustments. Inventory fair value step-up costs – purchase accounting-related inventory costs from acquisitions. Foreign exchange (gains) losses – remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency. Non-cash pension expenses (income) – pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities. Discrete tax items – non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items or due to tax law changes, etc.). At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information. The Company updated certain previously furnished 2024 amounts due to immaterial errors identified. Refer to Note 1, "Basis of Presentation" in the Quarterly Report on Form 10-Q as of September 30, 2025 for more information.

Regulation G Schedules ($ Millions, except percentages) Adjusted Gross Margin Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, LTM Twelve Months Ended December 31, 2025 2024 2025 2024 2025 Q4-24 to Q3-25 2024 2023 2022 2012 Gross margin $ 55.3 $ 49.2 $ 154.3 $ 140.7 $ 52.4 $ 201.2 $ 187.6 $ 190.9 $ 210.5 $ 91.5 Net sales   $ 143.0   $ 132.4   $ 404.0   $ 388.3   $ 135.3 $ 530.5 $ 514.8   $ 550.4   $ 586.9   $ 304.5 Gross margin as a % of net sales 38.7% 37.2% 38.2% 36.2% 38.7% 37.9% 36.4% 34.7% 35.9% 30.1% Adjustments to reported gross margin: Restructuring-related charges (b) 0.2 — 0.2 0.7 — 0.2 0.7 0.6 — — Inventory fair value step-up (b) — 1.4 — 1.4 — 0.7 2.1 — 4.0 — Adjusted gross margin   $ 55.6   $ 50.6   $ 154.5   $ 142.8   $ 52.4 $ 202.1 $ 190.4   $ 191.5   $ 214.5   $ 91.5   Adjusted gross margin as a % of net sales   38.9%   38.2%   38.2%   36.8%   38.7% 38.1% 37.0%   34.8%   36.5%   30.1%

Regulation G Schedules ($ Millions, except percentages) Adjusted SG&A Expenses Three Months Ended September 30, Nine Months Ended September 30, LTM Twelve Months Ended December 31, 2025 2024 2025 2024 Q4-24 to Q3-25 2024 2023 2022 2012 SG&A Expense $ 27.2 $ 22.5 $ 73.9 $ 66.1 $ 96.1 $ 88.3 $ 83.8 $ 91.5 $ 63.1 Net sales $ 143.0 $ 132.4 $ 404.0 $ 388.3 $ 530.5 $ 514.8 $ 550.4 $ 586.9 $ 304.5 SG&A expense as a % of net sales 19.0% 17.0% 18.3% 17.0% 18.1% 17.2% 15.2% 15.6% 20.7% Adjustments to reported SG&A expense: Environmental charges (a) 4.2 (1.0) 4.7 (0.2) 6.6 1.6 3.5 2.8 — Acquisition-related adjustments (a) (0.9) 1.3 (2.6) 0.7 (3.4) (0.3) 0.4 0.8 — Additional CEO search, legal costs and acquisition (a) — — — — — — — — 2.5 Additional legal costs (a) — — — — — — — — 1.5 Total adjustments to reported SG&A expense $ 3.2 $ 0.3 $ 2.1 $ 0.5 $ 3.2 $ 1.3 $ 3.9 $ 3.5 $ 4.0 Adjusted SG&A expense $ 23.9 $ 22.2 $ 71.8 $ 65.6 $ 92.9 $ 87.0 $ 80.0 $ 88.0 $ 59.1 Adjusted SG&A expense as a % of net sales 16.7% 16.8% 17.8% 16.9% 17.5% 16.9% 14.5% 15.0% 19.4%

Regulation G Schedules ($ Millions, except percentages) Adjusted Operating Earnings Three Months Ended September 30, Nine Months Ended September 30, LTM Twelve Months Ended December 31, 2025 2024 2025 2024 Q4-24 to Q3-25 2024 2023 2022 Operating earnings $ 20.9 $ 20.9 $ 60.0 $ 53.2 $ 78.9 $ 71.2 $ 75.1 $ 93.0 Net sales $ 143.0 $ 132.4 $ 404.0 $ 388.3 $ 531.5 $ 514.8 $ 550.4 $ 586.9 Operating earnings as a % of net sales 14.6% 15.8% 14.8% 13.7% 14.9% 13.8% 13.6% 15.8% Adjustments to reported operating earnings: Restructuring charges (c) 0.3 0.8 1.0 3.7 2.1 4.7 7.1 1.9 Restructuring-related charges (b) 0.4 — 0.4 0.7 0.4 0.7 0.6 — Environmental charges (a) 4.2 (1.0) 4.7 (0.2) 6.5 1.6 3.5 2.8 Acquisition-related adjustments (a) (1.1) 1.3 (2.6) 0.7 (3.6) (0.3) 0.4 0.8 Inventory fair value step-up (b) — 1.4 — 1.4 5.4 2.1 — 4.0 Total adjustments to reported operating earnings $ 3.8 $ 2.5 $ 3.5 $ 6.2 $ 10.8 $ 8.8 $ 11.5 $ 9.5 Adjusted operating earnings $ 24.8 $ 23.3 $ 63.4 $ 59.4 $ 89.8 $ 80.0 $ 86.6 $ 102.5 Adjusted operating earnings as a % of net sales 17.3% 17.6% 15.7% 15.3% 16.9% 15.5% 15.7% 17.5%

Regulation G Schedules

Adjusted EBITDA Margin

($ Millions, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended June 30,	LTM	Twelve Months Ended December 31,		
	2025	2024	2025	2024	2025	Q4-24 to Q3-25	2024	2023	2022
Net earnings	$ 13.7	$ 18.1	$ 45.6	$ 43.9	$ 18.5	$ 57.2	$ 55.5	$ 60.5	$ 59.6
Net sales	$ 143.0	$ 132.4	$ 404.0	$ 388.3	$ 135.3	$ 530.6	$ 514.8	$ 550.4	$ 586.9
Net earnings margin	**9.6%**	**13.7%**	**11.3%**	**11.3%**	**13.7%**	**10.8%**	**10.8%**	**11.0%**	**10.2%**
Depreciation and amortization expense	8.8	8.0	25.9	22.6	8.6	34.1	30.9	28.7	29.8
Interest expense	1.1	1.3	3.4	2.9	1.1	4.7	4.2	3.3	2.2
Tax expense	6.0	3.8	13.2	9.4	4.5	17.0	13.1	14.6	21.2
EBITDA	29.7	31.1	88.1	78.9	32.7	113.0	103.7	107.2	112.7
EBITDA Margin	**20.7%**	**23.5%**	**21.8%**	**20.3%**	**24.2%**	**21.3%**	**20.1%**	**19.5%**	**19.2%**
Adjustments to EBITDA:									
Restructuring charges (c)	0.3	0.8	1.0	3.7	0.3	2.1	4.7	7.1	1.9
Restructuring-related charges (b)	0.4	—	0.4	0.7	—	0.4	0.7	0.6	—
Environmental charges (a)	4.2	(1.0)	4.7	(0.2)	0.2	6.5	1.6	3.5	2.8
Acquisition-related adjustments (a)	(1.1)	1.3	(2.6)	0.7	(1.3)	(3.6)	(0.3)	0.4	2.5
Inventory fair value step-up (b)	—	1.4	—	1.4	—	0.7	2.1	—	4.0
Non-cash pension and related expense (d)	0.0	—	0.1	0.1	—	0.0	0.2	—	4.8
Foreign currency (gain) loss (d)	0.6	(1.3)	(0.7)	0.8	(0.8)	1.1	2.7	2.0	4.9
Total adjustments to EBITDA	4.4	1.1	2.8	7.2	(1.6)	7.3	11.7	13.5	20.9
Adjusted EBITDA	$ 34.1	$ 32.3	$ 90.9	$ 86.0	$ 31.1	$ 120.3	$ 115.4	$ 120.7	$ 133.6
Adjusted EBITDA Margin	**23.8%**	**24.4%**	**22.5%**	**22.2%**	**23.0%**	**22.7%**	**22.4%**	**21.9%**	**22.8%**

CTS

24

Regulation G Schedules

Adjusted Net Earnings and Adjusted Diluted Earnings Per Share

($ Millions, except percentages and per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,				Three Months Ended June 30,	
	2025	2025	2024	2024	2025	2025	2024	2024	2025	2025
		Per Share		Per Share		Per share		Per share		Per share
Net earnings (A)	$ 13.7	$ 0.46	$ 18.1	$ 0.59	$ 45.6	$ 1.52	$ 43.9	$ 1.43	$ 18.5	$ 0.62
Adjustments to reported net earnings:										
Restructuring charges (c)	0.3	0.01	0.8	0.03	1.0	0.03	3.7	0.12	0.3	0.01
Restructuring related charges (a)	0.4	0.01	—	0.00	0.4	0.01	0.7	0.02	—	—
Environmental charges (a)	4.2	0.14	(1.0)	(0.03)	4.7	0.16	(0.2)	(0.01)	0.2	0.01
Acquisition-related adjustments (a)	(1.1)	(0.03)	1.3	0.04	(2.6)	(0.09)	0.7	0.02	(1.3)	(0.05)
Non-cash pension and related expense (d)	—	—	1.4	0.05	—	—	1.4	0.05	—	—
Foreign currency (gain) loss (d)	0.6	0.02	(1.3)	(0.04)	(0.7)	(0.02)	0.8	0.03	(0.8)	(0.03)
Total pretax adjustments to reported net earnings	$ 4.4	$ 0.15	$ 1.2	$ 0.04	$ 2.8	$ 0.09	$ 7.2	$ 0.23	$ (1.6)	$ (0.06)
Income tax effect of above adjustments (f)	(1.0)	(0.03)	(0.5)	(0.02)	(1.0)	(0.03)	(1.7)	(0.05)	0.3	0.01
Total adjustments, tax affected (f) **(B)**	$ 3.4	$ 0.12	$ 0.7	$ 0.02	$ 1.8	$ 0.06	$ 5.5	$ 0.18	$ (1.3)	$ (0.05)
Tax adjustments:										
Other discrete tax items (e)	0.7	0.02	—	—	0.8	0.03	0.3	0.01	0.1	—
Total tax adjustments **(C)**	$ 0.7	$ 0.02	$ —	$ —	$ 0.8	$ 0.03	$ 0.3	$ 0.01	$ 0.1	$ —
Adjusted net earnings (A+B+C) and Adjusted net earnings per share	$ 17.8	$ 0.60	$ 18.8	$ 0.61	$ 48.2	$ 1.61	$ 49.7	$ 1.62	$ 17.3	$ 0.57
Net sales	$ 143.0		$ 132.4		$ 404.0		$ 388.3		$ 135.3	
Net earnings as a % of net sales	**9.6%**		**13.7%**		**11.3%**		**11.3%**		**13.7%**	
Adjusted net earnings as a % of net sales	**12.4%**		**14.2%**		**11.9%**		**12.8%**		**12.8%**	

25

Regulation G Schedules

Adjusted Net Earnings and Adjusted Diluted Earnings Per Share

($ Millions, except percentages and per share amounts)

	LTM		Twelve Months Ended December 31,									
	Q4-24 to Q3-25		2024	2024	2023	2023	2022	2022	2021	2021	2020	2020
		Per share		Per share		Per share		Per share		Per share		Per share
Net earnings (loss) (A)	$ 57.2	$ 1.90	$ 55.5	$ 1.80	$ 60.5	$ 1.92	$ 59.6	$ 1.85	$ (41.9)	$ (1.30)	$ 34.7	$ 1.06
Adjustments to reported net earnings (loss):												
Restructuring charges (c)	2.1	0.07	4.7	0.15	7.1	0.22	1.9	0.06	1.7	0.06	1.8	0.06
Restructuring related charges (a)	0.4	0.01	0.7	0.02	0.6	0.02	—	—	—	—	—	—
Environmental charges (a)	6.5	0.22	1.6	0.05	3.5	0.11	2.8	0.09	2.3	0.07	2.8	0.08
Acquisition-related adjustments (a)	(3.6)	(0.12)	(0.3)	(0.01)	0.4	0.01	2.5	0.08	—	—	0.3	0.01
Inventory fair value step-up (b)	—	—	2.1	0.07	—	—	4.0	0.12	—	—	—	—
Non-cash pension and related expense (d)	0.7	0.02	0.2	0.01	—	—	4.8	0.15	132.4	4.10	0.6	0.08
Foreign currency loss (d)	1.3	0.04	2.7	0.09	2.0	0.06	4.9	0.15	3.3	0.10	(3.4)	(0.16)
Total pretax adjustments to reported net earnings (loss)	$ 7.3	$ 0.25	$ 11.7	$ 0.38	$ 13.5	$ 0.42	$ 20.9	$ 0.65	$ 139.7	$ 4.33	$ 2.1	$ 0.07
Income tax effect of above adjustments (f)	(1.7)	(0.06)	(2.2)	(0.07)	(2.4)	(0.07)	(1.6)	(0.05)	(31.1)	(0.99)	(1.7)	(0.05)
Total adjustments, tax affected (f) **(B)**	$ 5.6	$ 0.19	$ 9.5	$ 0.31	$ 11.1	$ 0.35	$ 19.3	$ 0.60	$ 108.6	$ 3.34	$ 0.4	$ 0.02
Tax adjustments:												
Increase in valuation allowances (e)	—	—	—	—	—	—	—	—	0.9	0.03	0.2	—
Other discrete tax items (e)	0.8	0.02	0.3	0.01	(1.6)	(0.05)	0.2	0.01	(4.7)	(0.14)	1.2	0.04
Total tax adjustments **(C)**	$ 0.8	$ 0.02	$ 0.3	$ 0.01	$ (1.6)	$ (0.05)	$ 0.2	$ 0.01	$ (3.8)	$ (0.11)	$ 1.4	$ 0.04
Adjusted net earnings (A+B+C) and Adjusted Net Earnings Per Share	$ 63.6	$ 2.11	$ 65.3	$ 2.12	$ 70.0	$ 2.22	$ 79.1	$ 2.46	$ 63.0	$ 1.93	$ 36.5	$ 1.12
Net sales	$ 530.6		$ 514.8		$ 550.4		$ 586.9		$ 512.9		$ 424.1	
Net earnings (loss) as a % of net sales	**10.8%**		**10.8%**		**11.0%**		**10.2%**		**-8.2%**		**8.2%**	
Adjusted net earnings as a % of net sales	**12.0%**		**12.7%**		**12.7%**		**13.5%**		**12.3%**		**8.6%**	

NOTE: CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor's overall understanding of CTS' core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS' fundamental business operations (such as those items noted above in the paragraph titled "Non-GAAP Financial Measures") or were not part of CTS' business operations during a comparable period.

cts

26

Reflected in selling, general and administrative and other (expense) income, net. Reflected in cost of goods sold. Reflected in restructuring charges. Reflected in other (expense) income, net. Reflected in income tax expense (income). For 2022, the discrete tax items relate to the net impact to tax expense of expired research and development credits, including the release of associated reserves. For 2023, discrete tax items include adjusting for tax benefits resulting from $0.6 million for research and development tax credits from prior years, $0.8 million in foreign tax credits related to prior years from a 2023 tax law change, as well as $0.2 million from the release of uncertain tax benefits. For 2024, the discrete tax items relate to items we deemed outside normal cash-generating operations including the addition of a valuation allowance for a foreign subsidiary. For 2025, the discrete tax items relate to items we deemed outside normal cash-generating operations including the addition of a valuation allowance for research and developmental credits, the tax impacts of an immaterial correction of a prior period error, the tax impacts related to cost associated with the environmental contamination liability. We determine the tax effect of non-GAAP adjustments by considering the tax laws and statutory income tax rates applicable in the tax jurisdictions of the underlying non-GAAP adjustments. For all periods presented, we applied the statutory income tax rates to the taxable portion of all of our adjustments. Our acquisition costs and foreign currency gains and losses included in our non-GAAP adjustments were not deductible for income tax purposes; therefore, no statutory income tax rate was applied to such costs. Regulation G Schedules

Regulation G Schedules

Free Cash Flow

($ Millions, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,		
	2025	2024	2025	2024	2024	2023	2022
Net cash provided by operating activities	$ 29.0	$ 35.4	$ 72.9	$ 73.3	$ 98.2	$ 88.8	$ 121.2
Capital expenditures	(4.8)	(3.9)	(12.5)	(12.5)	(18.6)	(14.7)	(14.3)
Free cash flow	**$ 24.2**	**$ 31.5**	**$ 60.4**	**$ 60.8**	**$ 79.6**	**$ 74.1**	**$ 106.9**
Operating cash flow as a percentage of net earnings	212%	189%	160%	167%	177%	147%	203%
Operating cash flow as a percentage of adjusted EBITDA	85%	110%	80%	85%	85%	74%	91%
Free cash flow as a percentage of adjusted net earnings	131%	163%	123%	122%	122%	106%	135%

NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company's ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity.

Controllable Working Capital

($ Millions, except percentages)

	Three Months Ended September 30,		Twelve Months Ended December 31,		
	2025	2024	2024	2023	2022
Net accounts receivable	$ 85.9	$ 86.4	$ 77.6	$ 78.6	$ 90.9
Net inventory	$ 54.2	$ 56.0	$ 52.3	$ 60.0	$ 62.3
Accounts payable	$ (48.1)	$ (45.0)	$ (42.6)	$ (43.5)	$ (53.2)
Controllable working capital	$ 92.0	$ 97.4	$ 87.3	$ 95.1	$ 100.0
Quarter sales	$ 143.0	$ 132.4	$ 126.4	$ 124.7	$ 142.3
Multiplied by 4	4	4	4	4	4
Annualized sales	$ 571.9	$ 529.5	$ 505.6	$ 498.8	$ 569.1
Controllable working capital as a % of annualized sales	**16.1%**	**18.4%**	**17.3%**	**19.1%**	**17.6%**

NOTE: CTS believes the controllable working capital ratio is a useful measure because it provides an objective measure of the efficiency with which CTS manages its short-term capital needs.

CTS

28